                                                                    EXHIBIT 10.9

===============================================================================





                           COLLATERAL AGENCY AGREEMENT



                                   dated as of



                                 July 15, 2003,



                                      among



                              JACUZZI BRANDS, INC.,



                         The Subsidiaries Listed Herein,


                             The Representatives and
                    Unrepresented Holders Referred to Herein

                                       and



                            WILMINGTON TRUST COMPANY,
                       as Trustee and as Collateral Agent






                                                                      [2162-063]
===============================================================================



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                                TABLE OF CONTENTS

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                                    ARTICLE I

                                   Definitions

SECTION 1.01.                  Defined Terms.............................................................1
SECTION 1.02.                  Terms Generally...........................................................8
SECTION 1.03.                  Accounting Terms; GAAP....................................................8


                                   ARTICLE II

                        Permitted Additional Obligations

SECTION 2.01.                  Permitted Additional Obligations..........................................8


                                   ARTICLE III

                               The Secured Parties

SECTION 3.01.                  Acts of Secured Parties...................................................9
SECTION 3.02.                  Determination of Obligations..............................................9
SECTION 3.03.                  Restrictions on Actions..................................................10


                                   ARTICLE IV

                         Duties of the Collateral Agent

SECTION 4.01.                  Notice to Secured Parties................................................11
SECTION 4.02.                  Actions Under Security Documents.........................................11
SECTION 4.03.                  No Instructions..........................................................11
SECTION 4.04.                  Records..................................................................12


                                    ARTICLE V

                       Collateral Accounts; Distributions

SECTION 5.01.                  The Collateral Accounts..................................................12
SECTION 5.02.                  Application of Proceeds..................................................13
SECTION 5.03.                  Time of Payments.........................................................14
SECTION 5.04.                  Application of Amounts Not Distributable.................................14
SECTION 5.05.                  Treatment of Contingent Obligations......................................15
SECTION 5.06.                  Calculations.............................................................15

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                                       i
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                                   ARTICLE VI

                                   Agreements

SECTION 6.01.                  Delivery of Agreements...................................................15
SECTION 6.02.                  Information..............................................................15


                                   ARTICLE VII

                              The Collateral Agent

SECTION 7.01.                  Appointment; Rights and Duties...........................................16
SECTION 7.02.                  Expenses; Indemnity; Damage Waiver.......................................18


                                  ARTICLE VIII

                             Amendments and Waivers

SECTION 8.01.                  Amendments and Waivers...................................................19


                                   ARTICLE IX

Benefit of Agreement....................................................................................19



                                    ARTICLE X

                                  Miscellaneous

SECTION 10.01.                 Notices..................................................................21
SECTION 10.02.                 Waivers..................................................................21
SECTION 10.03.                 Counterparts.............................................................21
SECTION 10.04.                 Binding Effect...........................................................22
SECTION 10.05.                 Severability.............................................................22
SECTION 10.06.                 GOVERNING LAW............................................................22
SECTION 10.07.                 Jurisdiction; Consent to Service of Process..............................22
SECTION 10.08.                 Waivers..................................................................23
SECTION 10.09.                 Headings.................................................................23
SECTION 10.10.                 Successors and Assigns...................................................23
SECTION 10.11.                 Termination..............................................................24
SECTION 10.12.                 Complete Agreement.......................................................24
SECTION 10.13.                 Agreement to be Bound....................................................24
SECTION 10.14.                 Several Agreement........................................................24

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                                       ii

SCHEDULES:

Schedule I -- Subsidiary Parties
Schedule IIA -- Initial Class A Security Documents
Schedule IIB -- Initial Class B Security Documents


EXHIBIT:

Exhibit A -- Form of Permitted Additional Obligations Designation

                                    COLLATERAL AGENCY AGREEMENT dated as of July
                           15, 2003, among JACUZZI BRANDS, INC., the
                           Subsidiaries listed on Schedule I hereto, the Representatives and the Unrepresented Holders referred to herein and WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Trustee and as Collateral Agent.


                  WHEREAS, to induce potential investors to purchase the Securities pursuant to the Indenture dated as of July 15, 2003 (the "INDENTURE"), among the Company, the Subsidiary Guarantors from time to time party thereto and Wilmington Trust Company, not in its individual capacity but solely as Trustee, the Company has agreed to enter and cause the Subsidiary Guarantors to enter into the Security Documents in order to secure the Obligations and to provide for certain rights and obligations with respect to the Collateral;

                  WHEREAS the Company has requested the Collateral Agent to act, and the Collateral Agent has agreed to so act, as the collateral agent for the benefit of the Class A Secured Parties;

                  WHEREAS the Company has requested the Collateral Agent to act, and the Collateral Agent has agreed to so act, as the collateral agent for the benefit of the Class B Secured Parties;

                  WHEREAS the Company may from time to time incur Permitted Additional Obligations that may be secured under the Security Documents of either Class; and

                  WHEREAS the parties hereto desire to enter into this Agreement in order to set forth the Collateral Agent's rights and obligations and certain agreements with respect to the Obligations to be so secured, including mechanisms for securing Permitted Additional Obligations and certain intercreditor arrangements with respect to the enforcement of rights under the Security Documents and the allocation of proceeds in respect of the Obligations.

                  NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. DEFINED TERMS. Terms defined in the Indenture and not otherwise defined herein have the respective meanings set forth in the Indenture. In addition, as used in this Agreement, the following terms have the meanings specified below:

                  "ACT" has the meaning set forth in Section 3.01.

                  "ADDITIONAL CLASS A SECURITY DOCUMENT" means any agreement or instrument (other than the Initial Class A Security Documents) creating or evidencing a security interest of the Collateral Agent in, or a Lien in favor of the Collateral Agent on, or an assignment to the Collateral Agent of, any Class A Collateral.

                  "ADDITIONAL CLASS B SECURITY DOCUMENT" means any agreement or instrument (other than the Initial Class B Security Documents) creating or evidencing a security interest of the Collateral Agent in, or a Lien in favor of the Collateral Agent on, or an assignment to the Collateral Agent of, any Class B Collateral.

                  "ADDITIONAL SECURITY DOCUMENTS" means the Additional Class A Security Documents or the Additional Class B Security Documents (or both), as the context requires.

                  "CLASS" refers to whether any particular Person, thing or concept defined herein by reference to class (E.G., "Class A Collateral") is "Class A" or "Class B".

                  "CLASS A ACCOUNTS" means the Class A Enforcement Account and the Class A General Account.

                  "CLASS A COLLATERAL" means (a) any and all "Collateral" as defined in any applicable Class A Security Document and (b) any and all other assets of whatever nature, tangible or intangible, now owned or existing or hereafter acquired or arising in which the Collateral Agent has been granted a Lien or security interest, or that have been assigned to the Collateral Agent, to secure any Class A Obligations pursuant to any Class A Security Document.

                  "CLASS A ENFORCEMENT ACCOUNT" has the meaning set forth in
Section 5.01(a).

                  "CLASS A GENERAL ACCOUNT" has the meaning set forth in Section 5.01(a).

                  "CLASS A GENERAL FUNDS" means funds required to be deposited in the Class A General Account as provided in Section 5.01(c).

                  "CLASS A GENERAL FUNDS RELEASE REQUEST" means a written request delivered by the Company to the Collateral Agent requesting the Collateral Agent to release Class A General Funds. Each Class A General Funds Release Request (a) shall specify (i) the amount of funds to be released, (ii) the date of the requested release, (iii) the purpose for which such funds are to be applied after release, (iv) the applicable provisions of the applicable Secured Instrument or Secured Instruments pursuant to which such funds are being released and (v) the wire instructions for the transfer of such funds to or for the account of the applicable Grantor and (b) shall be accompanied by a certificate of a Financial Officer to the effect that such requested release of funds and the purpose for which such funds are to be applied after release are not in contravention of any Secured Instrument or Security Document.

                  "CLASS A HOLDER" means any Person that is a direct holder of, or credit party to, a Secured Instrument in respect of any Class A Obligations or any Secured Instrument Commitment in respect of any Class A Obligations.

                  "CLASS A OBLIGATIONS" means the Security Obligations and the Class A Permitted Additional Obligations.

                  "CLASS A PERMITTED ADDITIONAL OBLIGATIONS" means (a) the due and punctual payment by the Company of (i) the Obligations (as defined in the Indenture) with respect to any Indebtedness, to the extent that such Indebtedness is designated as a "Class A Permitted Additional Obligation" in accordance with Section 2.01, and (ii) all other monetary obligations of the Company to any Class A Secured Parties under the Secured Instrument or Secured Instruments with respect to such Indebtedness so designated, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Company under or pursuant to such Secured Instruments (in respect of the Indebtedness so designated) and (c) the due and punctual payment and performance of all the obligations of each Subsidiary Guarantor under or pursuant to such Secured Instruments (in respect of the Indebtedness so designated).

                  "CLASS A PRINCIPAL OBLIGATIONS" means the principal amount of the Indebtedness constituting Class A Obligations.

                  "CLASS A SECURED INSTRUMENT COMMITMENTS" means, at any time, commitments in effect at such time to make such loans to the Company under any Secured Instrument that, if extended at such time, would constitute Class A Principal Obligations.

                  "CLASS A SECURED PARTIES" means the Collateral Agent and the Class A Holders (including their Representatives).

                  "CLASS A SECURITY DOCUMENTS" means the Initial Class A Security Documents and the Additional Class A Security Documents.

                  "CLASS B ACCOUNTS" means the Class B Enforcement Account and the Class B General Account.

                  "CLASS B COLLATERAL" means (a) any and all "Collateral" as defined in any applicable Class B Security Document and (b) any and all other assets of whatever nature, tangible or intangible, now owned or existing or hereafter acquired or arising in which the Collateral Agent has been granted a Lien or security interest, or that have been assigned to the Collateral Agent, to secure any Class B Obligations pursuant to any Class B Security Document.

                  "CLASS B ENFORCEMENT ACCOUNT" has the meaning set forth in
Section 5.01(a).

                  "CLASS B GENERAL ACCOUNT" has the meaning set forth in Section 5.01(a).

                  "CLASS B GENERAL FUNDS" means funds required to be deposited in the Class B General Account as provided in Section 5.01(c).

                  "CLASS B GENERAL FUNDS RELEASE REQUEST" means a written request delivered by the Company to the Collateral Agent requesting the Collateral Agent to release Class B General Funds. Each Class B General Funds Release Request (a) shall specify (i) the amount of funds to be released, (ii) the date of the requested release, (iii) the purpose for which such funds are to be applied after release, (iv) the applicable provisions of the applicable Secured Instrument or Secured Instruments pursuant to which such funds are being released and (v) the wire instructions for the transfer of such funds to or for the account of the applicable Grantor and (b) shall be accompanied by a certificate of a Financial Officer to the effect that such requested release of funds and the purpose for which such funds are to be applied after release are not in contravention of any Secured Instrument or Security Document.

                  "CLASS B HOLDER" means any Person that is a direct holder of, or credit party to, a Secured Instrument in respect of any Class B Obligations or any Secured Instrument Commitment in respect of any Class B Obligations.

                  "CLASS B OBLIGATIONS" means the Security Obligations and the Class B Permitted Additional Obligations.

                  "CLASS B PERMITTED ADDITIONAL OBLIGATIONS" means (a) the due and punctual payment by the Company of (i) the Obligations (as defined in the Indenture) with respect to any Indebtedness, to the extent that such Indebtedness is designated as a "Class B Permitted Additional Obligation" in accordance with Section 2.01, and (ii) all other monetary obligations of the Company to any Class B Secured Parties under the Secured Instrument or Secured Instruments with respect to such Indebtedness so designated (as defined in the Indenture), in each case under the Indenture, the Securities and each of the Security Instruments, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Company under or pursuant to such Secured Instruments (in respect of the Indebtedness so designated) and (c) the due and punctual payment and performance of all the obligations of each Subsidiary Guarantor under or pursuant to such Secured Instruments (in respect of the Indebtedness so designated).

                  "CLASS B PRINCIPAL OBLIGATIONS" means the principal amount of the Indebtedness constituting Class B Principal Obligations.

                  "CLASS B SECURED INSTRUMENT COMMITMENTS" means, at any time, commitments in effect at such time to make loans to the Company under any Secured Instrument that, if extended at such time, would constitute Class B Principal Obligations.

                  "CLASS B SECURED PARTIES" means the Collateral Agent and the Class B Holders (including their Representatives).

                  "CLASS B SECURITY DOCUMENTS" means the Initial Class B Security Documents and the Additional Class B Security Documents.

                  "COLLATERAL" means the Class A Collateral and the Class B Collateral.

                  "COLLATERAL ACCOUNTS" means the Class A Accounts or the Class B Accounts (or both), as the context requires.

                  "COLLATERAL AGENT" means Wilmington Trust Company, not in its individual capacity but solely as collateral agent for each of the Secured Parties. As provided in Section 7.01(e), the Collateral Agent may appoint one or more sub-agents to act for it. As used herein, the term "Collateral Agent" also means and includes any such sub-agent, as the context requires.

                  "COMPANY" means Jacuzzi Brands, Inc., a Delaware corporation.

                  "CONTINGENT OBLIGATIONS" means any Obligations that are contingent obligations or not yet liquidated, but shall not include, for the avoidance of doubt, any obligations in respect of fees, commissions, principal or premium that are not at the time currently due and payable or unmatured interest.

                  "CONTINGENT OBLIGATIONS ACCOUNT" has the meaning set forth in
Section 5.05.

                  "DOLLARS" or "$" means the lawful money of the United States of America.

                  "EFFECTIVE DATE" means the date this Agreement becomes effective in accordance with Section 10.04.

                  "ENFORCEMENT ACCOUNT" means the Class A Enforcement Account or the Class B Enforcement Account (or both), as the context requires.

                  "ENVIRONMENTAL LAWS" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

                  "ENVIRONMENTAL LIABILITY" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or controller of the Company.

                  "GENERAL ACCOUNT" means the Class A General Account or the Class B General Account (or both), as the context requires.

                  "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "GRANTORS" means the Company and any subsidiaries of the Company or other Persons that grant any Lien on or security interest in any Collateral to secure any of the Obligations.

                  "HAZARDOUS MATERIALS" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

                  "HOLDERS" means the Class A Holders and the Class B Holders.

                  "INDEMNITEE" has the meaning assigned to such term in Section 7.02(b).

                  "INITIAL CLASS A SECURITY DOCUMENTS" means this Agreement and each other Security Document identified on Schedule IIA.

                  "INITIAL CLASS B SECURITY DOCUMENTS" means this Agreement and each other Security Document identified on Schedule IIB.

                  "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement dated as of July 15, 2003, among the Company, the Trustee, Fleet Capital Corporation, as administrative agent, the Collateral Agent and the Subsidiaries referred to therein.

                  "NOTICE OF CANCELATION" means, with respect to any Notice of Enforcement, a notice or notices delivered to the Collateral Agent by the Representatives and/or Unrepresented Holders entitled to do so under Section 4.02(e), canceling such Notice of Enforcement.

                  "NOTICE OF ENFORCEMENT" means a notice or notices delivered to the Collateral Agent by Representatives and/or Unrepresented Holders entitled to do so under Section 4.02(e) stating that (a) all or part of the Obligations of the applicable Class are due and payable and remain unpaid and any applicable grace period for payment thereof has lapsed or (b) all or part of the Obligations of the applicable Class are then permitted by the Secured Instrument or Secured Instruments under which such Obligations are outstanding (because of the occurrence of an event of default or similar event under such Secured Instrument or Secured Instruments) to be declared due and payable prior to the stated maturity thereof pursuant to the terms of such Secured Instrument or Secured Instruments. A Notice of Enforcement shall be deemed to have been given when the notice referred to in the preceding sentence has actually been received by the Collateral Agent and to have been rescinded when the Collateral Agent has actually received a Notice of Cancelation. A Notice of Enforcement shall be deemed to be in effect at all times after such Notice of Enforcement has been given until such time, if any, as such Notice of Enforcement has been rescinded. The Representatives and Unrepresented Holders entitled to do so under Section 4.02(e) shall rescind a Notice of Enforcement once such Representatives and Unrepresented Holders are satisfied that the event or events giving rise to such Notice of Enforcement have been cured or waived in accordance with the applicable Secured Instrument and no other event has occurred and is continuing that would permit a Notice of Enforcement to be given.

                  "OBLIGATIONS" means the Class A Obligations or the Class B Obligations (or both), as the context requires.

                  "PERMITTED ADDITIONAL OBLIGATIONS" means the Class A Permitted Additional Obligations or the Class B Permitted Additional Obligations (or both), as the context requires.

                  "PERMITTED ADDITIONAL OBLIGATIONS DESIGNATION" means a Permitted Additional Obligations Designation duly completed and executed by the Company and the holder or holders of the Permitted Additional Obligations (or Secured Instrument Commitments in respect thereof) referenced therein (or a Representative of such holders) and delivered pursuant to Section 2.01, substantially in the form of Exhibit A.

                  "PRINCIPAL OBLIGATIONS" means the Class A Principal Obligations or the Class B Principal Obligations (or both), as the context requires.

                  "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                  "REPRESENTATIVE" means, as to any Secured Party or Secured Parties, any Person designated in the Secured Instrument evidencing or governing the Obligations held by such Secured Party or Secured Parties, as the trustee, agent or representative of such Secured Party or Secured Parties (including, in the case of the Security Obligations, the Trustee).

                  "REQUIRED AMENDMENT PARTIES" means the Required Class A Amendment Parties or the Required Class B Amendment Parties (or both), as the context requires.

                  "REQUIRED CLASS A AMENDMENT PARTIES" means, at any time, the Class A Secured Parties having outstanding Class A Obligations and Secured Instrument Commitments representing more than 50% of the sum of the total outstanding Class A Principal Obligations and Class A Secured Instrument Commitments at such time.

                  "REQUIRED CLASS A ENFORCEMENT PARTIES" means, at any time, the Class A Secured Parties having outstanding Class A Principal Obligations representing more than 50% of the sum of the total outstanding Class A Principal Obligations at such time.

                  "REQUIRED CLASS B AMENDMENT PARTIES" means, at any time, the Class B Secured Parties having outstanding Class B Obligations and Secured Instrument Commitments representing more than 50% of the sum of the total outstanding Class B Principal Obligations and Class B Secured Instrument Commitments at such time.

                  "REQUIRED CLASS B ENFORCEMENT PARTIES" means, at any time, the Class B Secured Parties having outstanding Class B Principal Obligations representing more than 50% of the sum of the total outstanding Class B Principal Obligations at such time.

                  "REQUIRED ENFORCEMENT PARTIES" means the Required Class A Enforcement Parties or the Required Class B Enforcement Parties (or both), as the context requires.

                  "SECURED INSTRUMENT" means any instrument or agreement (other than the Security Documents) that evidences or governs the terms of any of the Obligations. The Indenture is a Secured Instrument.

                  "SECURED INSTRUMENT COMMITMENTS" means the Class A Secured Instrument Commitments or the Class B Secured Instrument Commitments (or both), as the context requires.

                  "SECURITY DOCUMENTS" means any Class A Security Documents or any Class B Security Documents (or both), as the context requires.

                  "SECURITY OBLIGATIONS" means (a) the due and punctual payment by the Company of (i) the Obligations (as defined in the Indenture) and (ii) all other monetary obligations of the Company to any Secured Parties (as defined in the Indenture), in each case under the Indenture, the Securities and each of the Security Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Company under or pursuant to the Indenture, the Securities and each of the Security Documents and (c) the due and punctual payment and performance of all the obligations of each Subsidiary Guarantor under or pursuant to the Indenture and each of the Security Documents.

                  "SECURED PARTIES" means the Class A Secured Parties and the Class B Secured Parties.

         SECTION 1.02. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns and, in the case of a Governmental Authority, succeeding to the relevant functions thereof, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, contract rights, licenses and intellectual property.

         SECTION 1.03. ACCOUNTING TERMS; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.

                                   ARTICLE II

                        PERMITTED ADDITIONAL OBLIGATIONS

         SECTION 2.01. PERMITTED ADDITIONAL OBLIGATIONS. (a) The Company may from time to time designate any Indebtedness (including Indebtedness to be advanced pursuant to Secured Instrument Commitments) of the Company as Permitted Additional Obligations of either Class hereunder by delivering to the Collateral Agent (i) a Permitted Additional Obligations Designation in respect of such Indebtedness describing such Indebtedness, specifying whether such Indebtedness is being designated Class A Permitted Additional Obligations or Class B Permitted Additional Obligations (or both) and attaching thereto a true and complete copy of all instruments and agreements (together with all schedules, exhibits, annexes, appendices and other attachments thereto), including the applicable Secured Instruments relating to such Indebtedness to which any Grantor is a party, and (ii) a certificate of a Financial Officer and an opinion of counsel, each to the effect that such designation of such Indebtedness is not in contravention of this Agreement, any Secured Instrument and the Intercreditor

Agreement. Upon delivery to the Collateral Agent of the documents described in clauses (i) and (ii) of the preceding sentence, but subject the following sentence, the Indebtedness designated by such Permitted Additional Obligations Designation shall constitute Permitted Additional Obligations of the designated Class and the Holders thereof shall constitute Secured Parties of the designated Class hereunder and shall be bound by the provisions hereof. Notwithstanding anything herein to the contrary, any purported designation of any Indebtedness as Permitted Additional Obligations in violation of this Agreement, any Secured Instrument or the Intercreditor Agreement shall be null and void and of no force or effect.

                  (b) After the date hereof, any increase in the total amount of Principal Obligations and Secured Instrument Commitments of a Class over the total amount thereof previously designated hereunder for such Class shall require the execution and delivery of an additional Permitted Additional Obligations Designation, notwithstanding that such additional Principal Obligations or Secured Instrument Commitments are under any Secured Instrument that was the subject of a previous Permitted Additional Obligations Designation, but any Indebtedness resulting from loans advanced and letters of credit issued pursuant to any Secured Instrument Commitment that was properly designated as Permitted Additional Obligations of the relevant Class in accordance with
Section 2.01(a) at the time of execution and delivery of the Permitted Additional Obligations Designation relating thereto shall constitute Permitted Additional Obligations notwithstanding any subsequent failure by the Company to comply with Section 2.01(a).

                                  ARTICLE III

                               THE SECURED PARTIES

         SECTION 3.01. ACTS OF SECURED PARTIES. Any request, demand, authorization, direction, notice, consent, waiver or other action permitted or required by this Agreement to be given or taken by any Secured Party, the relevant Class of Required Amendment Parties or the relevant Class of Required Enforcement Parties (as applicable) may be and, at the request of the Collateral Agent, shall be embodied in and evidenced by one or more instruments reasonably satisfactory in form to the Collateral Agent and signed by such Secured Party or its Representative, the relevant Class of Required Amendment Parties or their Representatives or the relevant Class of Required Enforcement Parties or their Representatives (as applicable) and, except as otherwise expressly provided in any such instrument, any such action shall become effective when such instrument or instruments shall have been delivered to the Collateral Agent. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as an "ACT" of the Persons signing such instrument or instruments. The Collateral Agent shall be entitled to rely absolutely upon (a) an Act of any Representative if such Act purports to be taken by or on behalf of the Secured Parties (or the relevant Class of Required Amendment Parties or the relevant Class of Required Enforcement Parties) represented by such Representative and (b) an Act of any Holder if such Act purports to be taken by or on behalf of such Holder, and nothing in this
Section 3.01 or elsewhere in this Agreement shall be construed to require any Representative or Holder to demonstrate that it has been authorized to take any action which it purports to be taking, the Collateral Agent being entitled to rely conclusively, and being fully protected in so relying, on any Act of such Representative or Holder.

         SECTION 3.02. DETERMINATION OF OBLIGATIONS. (a) Whenever the Collateral Agent is required to determine the existence or amount of any of the Obligations or Secured Instrument Commitments or any other amount or any portion thereof (including the Principal Obligations) for any purposes of this Agreement, it shall be entitled to make such determination on the basis of one or more certificates of any applicable Representative or Holder; PROVIDED that if, notwithstanding the request of the Collateral Agent, any applicable Representative or Holder shall fail or refuse promptly to certify as to the existence or amount of any Obligations or Secured Instrument Commitments or any portion thereof, the Collateral Agent shall be entitled to determine such existence or amount by reliance upon a certificate of the Company or upon the most recent available information provided to the Collateral Agent by the relevant Secured Parties; PROVIDED FURTHER that, promptly following determination of any such amount, the Collateral Agent shall notify such Representative or Holder of such determination and thereafter shall correct any error that such Representative or Holder brings to the attention of the Collateral Agent. The Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any Secured Party or any other Person as a result of any action taken by the Collateral Agent based upon such determination prior to receipt of notice of any error in such determination.

                  (b) For purposes of making the determinations required by this Agreement (other than as provided in Section 10.14) with respect to any amount that is denominated in any currency other than Dollars, the Collateral Agent shall value such amount in Dollars based upon prevailing exchange rates in effect as of the first Business Day preceding the date on which the Collateral Agent is required to make such determination.

         SECTION 3.03. RESTRICTIONS ON ACTIONS. Each Secured Party agrees that, unless and until this Agreement is terminated as provided herein, the provisions of this Agreement shall provide the exclusive method by which any Secured Party may exercise, or direct the exercise of, rights and remedies under the Security Documents. Therefore, each Secured Party shall, for the mutual benefit of all Secured Parties of the same Class, except as permitted under this Agreement:

                  (a) refrain from taking or filing any action, judicial or otherwise, to enforce any rights or pursue any remedies under the relevant Class of Security Documents, except for delivering notices hereunder; and

                  (b) refrain from exercising any rights or remedies under the relevant Class of Security Documents which may be exercisable as a result of an event that could result in a Notice of Enforcement;

PROVIDED that the foregoing shall not prevent (i) any Secured Party from imposing a default rate of interest in accordance with the applicable Secured Instrument, (ii) the Collateral Agent from exercising any right or remedy or taking any other action on behalf of the relevant Class of Secured Parties that it is permitted or authorized to exercise or take or (iii) a Secured Party from exercising its rights and remedies as a general creditor in accordance with the applicable Secured Instrument and applicable law, including the right to commence legal proceedings to collect any Obligations due and payable to such Secured Party and remaining unpaid, to accelerate the maturity of any Obligations or to terminate any Secured Instrument Commitment in accordance with the applicable Secured Instrument, to commence legal proceedings to enforce any Secured Instrument and obtain a judgment and to enforce such judgment, in each case to the same extent as if such Secured Party were an unsecured creditor.

                                   ARTICLE IV

                         DUTIES OF THE COLLATERAL AGENT

         SECTION 4.01. NOTICE TO SECURED PARTIES. The Collateral Agent shall promptly notify each Representative and Unrepresented Holder of the relevant Class (with notice to the Company promptly thereafter) in the event that the Collateral Agent receives any Notice of Enforcement, any Notice of Cancelation or any request by any party hereto or by any Grantor for any consent, waiver or amendment with respect hereto or any other Security Document.

         SECTION 4.02. ACTIONS UNDER SECURITY DOCUMENTS. (a) The Collateral Agent shall not be obligated to take any action under this Agreement or any of the other Security Documents except for the performance of such duties as are specifically set forth herein or therein.

                  (b) Subject to the provisions of Article VII and Sections 4.03 and 8.01, the Collateral Agent (in its capacity as Collateral Agent acting on behalf of the relevant Class of Secured Parties) shall take any action under or with respect to any Security Documents of the applicable Class which is (i) consistent with or not contrary to the provisions of this Agreement, the other Security Documents of the applicable Class and the Intercreditor Agreement and
(ii) in accordance with written instructions that the Collateral Agent has received from the Required Enforcement Parties of the applicable Class.

                  (c) The Collateral Agent shall not exercise any remedy involving the acceptance of any Collateral in full or partial satisfaction of any Obligation, to the extent available in any applicable jurisdiction, except with the consent of each Secured Party affected thereby.

                  (d) This Section 4.02 shall not be construed to apply to amendments, modifications or waivers of any Security Documents, which shall be subject to Article VIII.

                  (e) A Notice of Enforcement or Notice of Cancelation may be delivered only by the Required Enforcement Parties of the applicable Class.

         SECTION 4.03. NO INSTRUCTIONS. (a) At any time when a Notice of Enforcement received by it shall be in effect, the Collateral Agent (in its capacity as Collateral Agent acting on behalf of the relevant Class of Secured Parties) shall, subject in all cases to the provisions of Article VII, exercise or refrain from exercising all such rights, powers and remedies available to it under the relevant Class of Security Documents or any of them in accordance with any written instructions received in accordance with Section 4.02(b). Absent any such written instructions at a time when a Notice of Enforcement received by it shall be in effect, the Collateral Agent (in its capacity as Collateral Agent acting on behalf of the relevant Class of Secured Parties) may take, but shall have no obligation to take, any and all such actions under the Security Documents of the applicable Class or any of them or otherwise as it shall deem necessary in its sole discretion in order to maintain the relevant Class of Collateral and protect and preserve the relevant Class of Collateral and the rights of the relevant Class of Secured Parties.

                  (b) At any time when a Notice of Enforcement received by it shall be in effect, if the Collateral Agent has not received instructions given in accordance with Section 4.02(b) with respect to the exercise of remedies under or with respect to the relevant Class of Security Documents, the Collateral Agent shall follow the instructions of the Representatives or Unrepresented Holders representing the greatest amount of Principal Obligations of the relevant Class then outstanding that shall have delivered instructions to the Collateral Agent.

         SECTION 4.04. RECORDS. The Collateral Agent (in its capacity as Collateral Agent acting on behalf of the relevant Class of Secured Parties) shall maintain records regarding determinations, made for any purpose, of the amounts of the outstanding Obligations and Secured Instrument Commitments, in each case of the relevant Class, any distributions from its Collateral Accounts and any information received by the Collateral Agent pursuant to Section 6.02. The information contained in such records shall be made available to the Company or any Secured Party of the relevant Class upon request.

                                   ARTICLE V

                       COLLATERAL ACCOUNTS; DISTRIBUTIONS

         SECTION 5.01. THE COLLATERAL ACCOUNTS. (a) The Collateral Agent shall establish and maintain at its office located at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware, 19890, Attention:
Corporate Capital Markets, (i) two collateral accounts designated, respectively, the "CLASS A ENFORCEMENT ACCOUNT" and the "CLASS A GENERAL ACCOUNT" and (ii) two collateral accounts designated, respectively, the "CLASS B ENFORCEMENT ACCOUNT" and the "CLASS B GENERAL ACCOUNT". Any sub-agent of the Collateral Agent appointed pursuant to Section 7.01(e) may establish and maintain one or more sub-accounts under the Collateral Accounts of the Collateral Agent, and any such sub-accounts shall constitute part of the Collateral Accounts of the the Collateral Agent for purposes hereof.

                  (b) While a Notice of Enforcement received by it is in effect,
(i) all amounts which are received by the Collateral Agent (in its capacity as Collateral Agent acting on behalf of the relevant Class of Secured Parties) in respect of the relevant Class of Collateral, whether in connection with the exercise of any right or remedy provided in this Agreement or any other Security Document of the relevant Class or otherwise (including all amounts received on account of any sale of or other realization upon any of the Collateral of the relevant Class pursuant to any such Security Document), shall be deposited in the Enforcement Account of the relevant Class and (ii) all amounts on deposit in or required to be deposited in the General Account of the relevant Class shall be transferred to the Enforcement Account of the relevant Class. Upon the rescission of such effective Notice of Enforcement in accordance with the terms hereof, the Collateral Agent shall (subject to the payment of any Obligations of the applicable Class then due and payable in accordance with Section 5.02, and after deducting amounts reasonably estimated to be payable in respect of expenses incurred that constitute Obligations of the applicable Class) release any funds then remaining on deposit in such Enforcement Account to the Grantor or Grantors entitled thereto; PROVIDED that such funds in an amount equal to the sum of (i) the amount of funds transferred to such Enforcement Account from such General Account pursuant to paragraph (c) of this Section and (ii) the amount of funds that would have been deposited in such General Account pursuant to paragraph (c) of this Section if a Notice of Enforcement had not been in effect, together with all interest and income on such amounts, shall be deposited in such General Account for application in accordance with the terms of paragraph
(c) of this Section.

                  (c) All amounts which are received by the Collateral Agent (in its capacity as Collateral Agent acting on behalf of the relevant Class of Secured Parties) which by the terms of any relevant Class of Security Document or any relevant Class of Secured Instrument are required to be held by the Collateral Agent on behalf of the relevant Class of Secured Parties (other than amounts required to be deposited in the Enforcement Account of the applicable Class) shall be deposited in the General Account of the applicable Class; and any amounts received by the Collateral Agent (in its capacity as Collateral Agent acting on behalf of the relevant Class of Secured Parties) which are not so required to be held by it and are not required to be deposited in a Collateral Account shall be returned or paid over to the Grantor or Grantors entitled thereto. While a Notice of Enforcement is in effect, all amounts on deposit in or required to be deposited in a General Account shall be transferred to or deposited in the Enforcement Account of the applicable Class. The Company may, by delivery to the Collateral Agent of a General Funds Release Request, request a release of funds from a General Account in accordance with the applicable provisions of the Security Document or Secured Instrument which required such funds to be deposited with the Collateral Agent on behalf of the relevant Class of Secured Parties (but only to the extent such funds in such General Account were deposited in such General Account pursuant to such agreements). If no Notice of Enforcement is in effect on the date on which such funds are requested to be released pursuant to such General Funds Release Request, the Collateral Agent shall release such funds in accordance with such General Funds Release Request.

                  (d) All amounts deposited in the Collateral Agent's Collateral Accounts shall be held by the Collateral Agent for the benefit of the relevant Class of Secured Parties subject to the terms hereof and of the relevant Class of Security Documents. No Grantor shall have any rights (except as provided herein) with respect thereto, and the Collateral Agent (in its capacity as Collateral Agent on behalf of the relevant Class of Secured Parties) shall have exclusive dominion and control over its Collateral Accounts.

                  (e) The Collateral Agent (in its capacity as Collateral Agent on behalf of the Secured Parties) will from time to time invest any cash held in its Collateral Accounts in Temporary Cash Investments in accordance with any directions received in writing from the Company; PROVIDED that the Collateral Agent shall not be obligated to make any such investment except to the extent directed in writing by the Company. The Collateral Agent shall not be obligated to pay any interest to any Grantor on any cash held in its Collateral Accounts, but any interest earned on any Temporary Cash Investment shall form part of its Collateral Accounts to be applied as provided herein. The Collateral Agent (in its capacity as Collateral Agent on behalf of the relevant Class of Secured Parties) shall have the right to sell or liquidate its Temporary Cash Investments for the purpose of providing the cash necessary for any withdrawal in accordance with this Agreement; PROVIDED that the Collateral Agent shall have no responsibility for any diminution in value of or losses upon sale or liquidation of any Temporary Cash Investment.

                  (f) In the event that any amount is received by the Collateral Agent for the benefit of the relevant Class of Secured Parties or any agent or nominee of the Collateral Agent in respect of any relevant Class of Collateral or any Security Document of the relevant Class in any currency other than Dollars, the Collateral Agent shall convert such amount into Dollars based upon prevailing exchange rates in effect at the time, unless otherwise directed by a Secured Party of the relevant Class with respect to its share thereof. Neither the Collateral Agent nor any agent or nominee of the Collateral Agent shall be liable for any such conversion of currencies.

         SECTION 5.02. APPLICATION OF PROCEEDS. (a) Subject to Sections 5.01(b),
5.04 and 5.05, all amounts deposited in the Class A Enforcement Account shall be applied in the following order of priority:

                  FIRST, to the payment of the Collateral Agent's fees and all costs and expenses incurred by the Collateral Agent (in its capacity as such hereunder or any other Class A Security Document) in connection with any Class A Security Document or any of the Class A Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, including costs associated with the registration and perfection of the security interests in the Class A Collateral, the repayment of all advances made by the Collateral Agent under any Class A Security Document on behalf of any Grantor and any other costs and expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Class A Security Document;

                  SECOND, to the Class A Secured Parties pro rata in accordance with the aggregate amounts of the Class A Obligations outstanding on the date of any such distribution (whether or not due and payable); and

                  THIRD, the balance, if any, to the Company or its successors and assigns, or such other Person or Persons as shall be entitled thereto, or as a court of competent jurisdiction may otherwise direct.

                  (b) Subject to Sections 5.01(b), 5.04 and 5.05, all amounts deposited in the Class B Enforcement Account shall be applied in the following order of priority:

                  FIRST, to the payment of the Collateral Agent's fees and all costs and expenses incurred by the Collateral Agent (in its capacity as such hereunder or any other Class B Security Document) in connection with any Class B Security Document or any of the Class B Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, including costs associated with the registration and perfection of the security interests in the Class B Collateral, the repayment of all advances made by the Collateral Agent under any Class B Security Document on behalf of any Grantor and any other costs and expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Class B Security Document;

                  SECOND, to the Class B Secured Parties pro rata in accordance with the aggregate amounts of the Class B Obligations outstanding on the date of any such distribution (whether or not due and payable); and

                  THIRD, the balance, if any, to the Company or its successors and assigns, or such other Person or Persons as shall be entitled thereto, or as a court of competent jurisdiction may otherwise direct.

         SECTION 5.03. TIME OF PAYMENTS. The Collateral Agent shall, in its sole discretion, determine the times at which amounts are to be distributed by it pursuant to Section 5.02, subject to (i) any written instructions received by the Collateral Agent pursuant to Section 4.02(d) designating the times at which such amounts are to be distributed and (ii) the provisions of Section 5.04.

         SECTION 5.04. APPLICATION OF AMOUNTS NOT DISTRIBUTABLE. If any Representative or Unrepresented Holder shall inform the Collateral Agent in writing that no provision is made under the relevant Secured Instrument for the application of amounts which are to be distributed by the Collateral Agent in respect of Obligations under such Secured Instrument pursuant to Section 5.02 (whether by virtue of the applicable Obligations thereunder not being then due and payable or otherwise) or for the holding of such amounts by or on behalf of such parties pending application thereof, then the Collateral Agent shall pay over such amounts to the Company or its successors and assigns or such other Person it determines in its sole discretion as may be entitled thereto, or as a court of competent jurisdiction may otherwise direct.

         SECTION 5.05. TREATMENT OF CONTINGENT OBLIGATIONS. Notwithstanding the foregoing, distributions under clauses FIRST and SECOND of Section 5.02(a) or 5.02(b) shall be made disregarding any Contingent Obligations. If any Contingent Obligations exist at any time that any amounts are to be distributed under clause THIRD of Section 5.02(a) or 5.02(b), the Collateral Agent shall deposit such amounts up to an amount equal to such Contingent Obligations in a collateral account established and maintained at its office specified in Section 5.01(a) (designated the "CONTINGENT OBLIGATIONS ACCOUNT") for the benefit of the Secured Parties of the relevant Class that have a claim with respect to such Contingent Obligations. The Collateral Agent shall invest such amounts in Temporary Cash Investments (at the direction of the Company and at the risk of the Grantors) until the Representative of such Secured Parties or the applicable Unrepresented Holder, as the case may be, shall notify the Collateral Agent that any or all of the Contingent Obligations with respect to the Secured Parties represented by such Representative or to such Unrepresented Holder, as the case may be, have become fixed or liquidated (in which case such amounts up to the amount in the Contingent Obligations Account shall be delivered to such Representative or Unrepresented Holder, as the case may be, to be applied pursuant to the applicable Secured Instrument) or that such Contingent Obligations have expired or cease to exist (in which case an amount in the Contingent Obligations Account in excess of the Contingent Obligations outstanding at such time shall (a) if a Notice of Enforcement is in effect, be applied in accordance with the provisions of Section 5.02 or (b) if a Notice of Enforcement is not in effect, be released to the Grantor or Grantors entitled thereto).

         SECTION 5.06. CALCULATIONS. In making the determinations and allocations required by Section 5.02, the Collateral Agent may rely upon certificates as provided in Section 3.02 as to the amounts payable with respect to any of the Obligations. If any Secured Party receives any amount pursuant to
Section 5.02 in excess of the amount it was entitled to receive pursuant to
Section 5.02 as a result of a demonstrable error in the determination of the amount of the Obligations, then such Secured Party (by becoming a Holder of Obligations and accepting the benefits of this Agreement) agrees to pay such excess to the Collateral Agent for application in accordance with Section 5.02 as soon as practicable after the existence of such error shall have been determined. All distributions made by the Collateral Agent pursuant to Section
5.02 shall be (subject to the preceding sentence and to any decree of any court of competent jurisdiction) final, and the Collateral Agent shall have no duty to inquire as to the application by any Representative or Unrepresented Holder of any amounts distributed to it.

                                   ARTICLE VI

                                   AGREEMENTS

         SECTION 6.01. DELIVERY OF AGREEMENTS. The Company shall deliver to the Collateral Agent, promptly upon the execution thereof, true and complete copies of (a) all amendments, supplements or other modifications to any Secured Instrument and (b) each Additional Security Document.

         SECTION 6.02. INFORMATION. On a quarterly basis promptly following the end of each fiscal quarter of the Company and from time to time while a Notice of Enforcement is in Effect, upon the request of the Collateral Agent, the

Company shall promptly deliver to the Collateral Agent a list, setting forth as of a specified date not more than 10 days prior to the date of delivery, of the aggregate outstanding Principal Obligations and Secured Instrument Commitments of the relevant Class and the name and address of each Secured Party (and the name and address of such Secured Party's Representative, if any) and the respective amounts of Principal Obligations and Secured Instrument Commitments attributable to each. The Collateral Agent shall, at the written request of the Company, provide such information as is in the Collateral Agent's possession to enable the Company to prepare such a list. The Collateral Agent shall provide a copy of the most recent list delivered to it under this Section to any Secured Party of the relevant Class upon written request.

                                  ARTICLE VII

                              THE COLLATERAL AGENT

         SECTION 7.01. APPOINTMENT; RIGHTS AND DUTIES. (a) Each Class A Secured Party hereby irrevocably appoints the Collateral Agent as its agent and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms of the Security Documents, together with such actions and powers as are reasonably incidental thereto. Each Class B Secured Party hereby irrevocably appoints the Collateral Agent as its agent and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms of the Class B Security Documents, together with such actions and powers as are reasonably incidental thereto.

                  (b) Any Person serving as Collateral Agent hereunder shall have the same rights and powers in its capacity as a Secured Party as any other Secured Party and may exercise the same as though it were not the Collateral Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any other Grantor or Affiliate thereof as if it were not the Collateral Agent hereunder.

                  (c) The Collateral Agent shall not have any duties or obligations except those expressly set forth in the Security Documents of the applicable Class. Without limiting the generality of the foregoing, (i) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Notice of Enforcement is in effect, (ii) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Security Documents of the applicable Class that the Collateral Agent is required to exercise in writing as provided in Section 4.02(b), and (iii) except as expressly set forth in the Security Documents of the applicable Class, the Collateral Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any other Grantor that is communicated to or obtained by the Person serving as the Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Secured Parties (or the requisite portion thereof as required by any applicable provision of this Agreement) or in the absence of their own gross negligence or wilful misconduct. The Collateral Agent shall be deemed not to have knowledge of any event that could result in delivery of a Notice of Enforcement unless and until a Notice of Enforcement is received by the Collateral Agent, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with any Security Document or Secured Instrument, (B) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Security Document or Secured Instrument, (D) the validity, enforceability, effectiveness or genuineness of any Security Document or Secured Instrument or any other agreement, instrument or document or (E) the satisfaction of any condition set forth in any Security Document or Secured Instrument, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent.

                  (d) The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Except to the extent the provisions hereof provide for writings, the Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Company or any other Grantor), independent accountants and other experts selected by it and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  (e) The Collateral Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Collateral Agent; PROVIDED that, after the Effective Date and so long as no Notice of Enforcement received by it is in effect, the Collateral Agent shall provide to the Company notice of appointment of any sub-agent. The Collateral Agent and any such sub-agent may perform any and all their duties and exercise their rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs of this Section 7.01 shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent and shall apply to their respective activities in connection with the activities of the Collateral Agent and any such sub-agent.

                  (f) Subject to the appointment and acceptance of a successor Collateral Agent as provided in this paragraph, (i) the Collateral Agent may resign at any time by notifying the Company and each Secured Party of each Class and (ii) the Collateral Agent may be removed by the Act of the Required Class A Amendment Parties (or, at any time when a Notice of Enforcement is in effect, the Required Class A Enforcement Parties). Upon any such resignation or removal, the Required Class A Amendment Parties (or, at any time when a Notice of Enforcement is in effect, the Required Class A Enforcement Parties), shall have the right to appoint a successor. If no successor shall have (i) been so appointed by the Required Class A Amendment Parties (or, at any time when a Notice of Enforcement is in effect, the Required Class A Enforcement Parties) and (ii) accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation or after such removal (as applicable), then the retiring or removed Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent which shall be a bank with an office in New York, New York (or the applicable local jurisdiction, in the case of a sub-agent) or an Affiliate of any such bank that has an office in New York, New York. Upon the acceptance by a successor of its appointment as Collateral Agent hereunder, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent, and the retiring or removed Collateral Agent shall be discharged from its duties and obligations hereunder. The retiring or removed Collateral Agent shall provide to its successor the original or true and accurate copies of all of its books and records relating to this Agreement and the transactions contemplated hereby. The fees payable by the Company to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the Collateral Agent's resignation or removal hereunder, the provisions of this Article, including Section 7.02 hereof, shall continue in effect for the benefit of such retiring or removed Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Collateral Agent.

                  (g) Each Secured Party acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to purchase the Securities or extend credit to the Grantors, as applicable, pursuant to the applicable Secured Instrument and to enter into this Agreement. Each Secured Party also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Secured Party and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Security Document or related agreement or any document furnished hereunder or thereunder.

         SECTION 7.02. EXPENSES; INDEMNITY; DAMAGE WAIVER. (a) The Company agrees to pay (i) all reasonable out-of-pocket expenses incurred by the Collateral Agent, including the reasonable fees, charges and disbursements of counsel for the Collateral Agent, in connection with the preparation, execution, delivery and administration of the Security Documents, the Intercreditor Agreement or any amendments, modifications or waivers thereof (whether or not the amendments, modifications, waivers or transactions contemplated hereby are consummated) and (ii) all reasonable out-of-pocket expenses incurred by the Collateral Agent, including the reasonable fees, charges and disbursements of any counsel for the Collateral Agent, in connection with the enforcement or protection of their rights in connection with the Security Documents and the Intercreditor Agreement, including their rights under this Section.

                  (b) The Company agrees to indemnify the Collateral Agent and each of its Related Parties (each such Person being called an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Security Document or Secured Instrument, the Intercreditor Agreement or any other agreement or instrument contemplated hereby, or the performance by the parties to the Security Documents or Secured Instruments or the Intercreditor Agreement of their respective obligations thereunder or the consummation of any transactions contemplated hereby, (ii) any extension of credit under any Secured Instrument or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any Mortgaged Property or any other property at any time owned or operated by the Company or any other Grantor or at which any Collateral is located or any Environmental Liability related in any way to the Company or any other Grantor or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or wilful misconduct of such Indemnitee or any of its Related Parties. In any event, neither the Collateral Agent nor any other Indemnitee shall be required to take any action under or in relation to this Agreement, any Security Document or Secured

Instrument, the Intercreditor Agreement or any other agreement or instrument contemplated hereby unless it shall first be indemnified to its satisfaction by
(A) the Company or (B) the Secured Parties of the relevant Class against any and all liability and expense that the Collateral Agent may incur by reason of taking any such action.

                  (c) To the extent permitted by applicable law, the Company shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Security Document, the Intercreditor Agreement or any agreement or instrument contemplated hereby.

                  (d) All amounts due under this Section shall be payable on demand.

                  (e) The Collateral Agent shall have no obligation whatsoever to any Secured Party or other Person to assure that the Collateral exists or is owned by the Grantors or is cared for, protected or insured, or that the Liens and security interests granted to the Collateral Agent on behalf of the Secured Parties under the Security Documents, have been properly created, perfected, protected or enforced, as the case may be, or are entitled to any particular priority, except that the Collateral Agent shall exercise reasonable care in the custody of Collateral held by it in accordance with the terms of this Agreement or any other Security Document.

                  (f) Each Secured Party hereby approves the Security Documents of the applicable Class and the Intercreditor Agreement, and hereby authorizes the Collateral Agent on its behalf to accept from the Company and the other Grantors and execute and deliver (in its capacity as Collateral Agent) such Security Documents and the Intercreditor Agreement, with such changes, additions or deletions as the Collateral Agent, in its reasonable discretion, may approve as reasonably necessary or appropriate, such approval to be conclusively evidenced by the Collateral Agent's acceptance or execution thereof. Each Secured Party also authorizes the Collateral Agent to accept or execute and deliver each other Security Document of the applicable Class to which it is a party and such additional documents (including financing statements, opinions, certificates and other documents in form and substance satisfactory to the Collateral Agent, in its reasonable discretion) in connection with the issuance of the Securities or any subsequent closing for the pledge of any other Collateral as the Collateral Agent, in its reasonable discretion, may approve pursuant to the direction of the Secured Parties of the relevant Class, as applicable, such approval to be conclusively evidenced by the Collateral Agent's acceptance or execution thereof.

                                  ARTICLE VIII

                             AMENDMENTS AND WAIVERS

         SECTION 8.01. AMENDMENTS AND WAIVERS. (a) This Agreement, the other Security Documents and the Intercreditor Agreement may be amended, modified, supplemented, waived or released with respect to one Class of Secured Parties without the approval of the other Class of Secured Parties. Any amendment, modification, supplement, waiver or release with respect to one Class of Secured Parties shall not be construed to affect the rights or obligations of the other Class of Secured Parties.

                  (b) Neither this Agreement, any other Security Document nor the Intercreditor Agreement, nor any provision hereof or thereof, may be waived, amended or modified, except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Company and the Required

Amendment Parties of the relevant Class and (ii) in the case of any other Security Document or the Intercreditor Agreement, pursuant to an agreement or agreements in writing entered into by the Collateral Agent and each of the applicable Grantors or other Persons that are parties thereto with the consent of the Required Amendment Parties of the relevant Class (except as provided in Section 9.01 of the Indenture, as in effect on the date hereof); PROVIDED that:

                  (A) no such agreement shall adversely affect any rights, immunities or rights to indemnification of the Collateral Agent (in its capacity as such) hereunder, under any other Security Document or under the Intercreditor Agreement, or expand its duties hereunder, under any Security Document or under the Intercreditor Agreement, without the prior written consent of the Collateral Agent;

                  (B) no such agreement shall, without the prior written consent of each Secured Party of the applicable Class, (A) modify Section 5.02 or any other provision of this Agreement or any other Security Document of the applicable Class that is intended to provide for the equal and ratable security of the Obligations of such Class or (B) change the definitions of "Required Amendment Parties", "Required Class A Amendment Parties", "Required Class B Amendment Parties", or Sections 4.02, 4.03 or 8.01 or any other provision of any Security Document of the relevant Class (unless otherwise expressly contemplated by such Security Document), or the Intercreditor Agreement, specifying the identity, number or percentage of Secured Parties required to waive, amend or modify any rights thereunder or make any determination, grant any consent or give any instructions thereunder, or any definition used in any such Section or provision (to the extent affecting such Section or provision); and

                  (C) no such agreement shall, without the prior written consent of the Secured Parties of the applicable Class having outstanding Principal Obligations and Secured Instrument Commitments of such Class representing more than 66?% of the sum of the total outstanding Principal Obligations and Secured Instrument Commitments of such Class at such time, release any part of the Collateral of such Class from the Liens of the Security Documents of such Class (except as expressly contemplated by the Security Documents of such Class, the Intercreditor Agreement or this Agreement).

                                   ARTICLE IX

                              BENEFIT OF AGREEMENT

                  This Agreement is being executed and delivered by the Persons whose names appear on the signature pages below and by such other Persons as become parties hereto by the execution and delivery of a Permitted Additional Obligations Designation pursuant to Section 2.01, but shall benefit, in addition to such Persons, each other Secured Party represented by a Representative that is or becomes a party hereto. Notwithstanding the foregoing, it is expressly understood that the entitlement of each such other Secured Party to the benefits of this Agreement and of the Security Documents is subject to the terms and conditions of this Agreement and is expressly conditioned on the observance by such Secured Party of such terms and conditions. Without limiting the foregoing, the Collateral Agent may (but shall not be required to), as a condition to making any distribution hereunder to which any such Secured Party would be entitled, require that such Secured Party execute and deliver to the Collateral

Agent an acknowledgment of and consent to all the provisions of this Agreement (specifically including the provisions of Section 5.07); PROVIDED that the failure to request or obtain any such acknowledgment or consent shall not affect any of the obligations of such Secured Party hereunder.

                                   ARTICLE X

                                  MISCELLANEOUS

         SECTION 10.01. NOTICES. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

                  (a) if to the Company, to it at Jacuzzi Brands, Inc., 777 S. Flager Drive, Suite 1108, West Palm Beach, Florida 33401, Attention:
         Chief Financial Officer, Telecopy No. (561) 514-3846, with a copy to Davis Polk & Wardell, 450 Lexington Avenue, New York, New York 10017,
         Attention: Richard D. Truesdell, Jr., Esq., Telecopy No. (212)
         450-3674;

                  (b) if to the Collateral Agent, to it at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Capital Markets; Telecopy No.
         (302) 636-4145; and

                  (c) if to any Secured Party or Representative, to it at the address and facsimile number set forth in the applicable Secured Instrument.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

         SECTION 10.02. WAIVERS. No failure or delay by the Collateral Agent in exercising any right or power hereunder or under any other Security Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent and the other Secured Parties under the other Security Documents and Secured Instruments are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement, any other Security Document or any Secured Instrument or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by
Article VIII, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         SECTION 10.03. COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in
Section 10.04. Delivery of an executed signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 10.04. BINDING EFFECT. This Agreement shall become effective as to the Company when a counterpart hereof executed on behalf of the Company shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the Company and the Collateral Agent acting on behalf of the relevant Class of Secured Parties and their respective successors and assigns, and shall inure to the benefit of the Company, the Collateral Agent, the other Secured Parties and their respective successors and assigns, except that the Company shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement, the other Security Documents and the Secured Instruments.

         SECTION 10.05. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 10.06. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 10.07. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York County, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the other Security Documents or the Secured Instruments, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. To the extent permitted by law, each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, acting on behalf of the relevant Class of Secured Parties, or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement, the Security Documents of the applicable Class or the other Secured Instruments of the applicable Class against any Grantor or its properties in the courts of any jurisdiction.

                  (b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the other Security Documents or the Secured Instruments in any court referred to in the first sentence of paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement or any other Security Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 10.08. WAIVERS. (a) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER SECURITY DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  (b) WAIVER OF RIGHT TO CONTEST RECEIVERSHIP. EACH GRANTOR HEREBY IRREVOCABLY CONSENTS TO AND WAIVES ANY RIGHT TO OBJECT TO OR OTHERWISE CONTEST THE APPOINTMENT OF A RECEIVER AFTER THE OCCURRENCE OF A NOTICE OF ENFORCEMENT IS IN EFFECT. EACH GRANTOR GRANTS SUCH WAIVER AND CONSENT KNOWINGLY AFTER HAVING DISCUSSED THE IMPLICATIONS THEREOF WITH COUNSEL, ACKNOWLEDGES THAT THE UNCONTESTED RIGHT TO HAVE A RECEIVER APPOINTED FOR THE FOREGOING PURPOSES IS CONSIDERED ESSENTIAL BY THE SECURED PARTIES IN CONNECTION WITH THE ENFORCEMENT OF THEIR RIGHTS AND REMEDIES HEREUNDER, ANY OF THE OTHER SECURITY DOCUMENTS OR ANY SECURED INSTRUMENT, AND THE AVAILABILITY OF SUCH APPOINTMENT AS A REMEDY UNDER THE FOREGOING CIRCUMSTANCES WAS A MATERIAL FACTOR IN INDUCING THE SECURED PARTIES TO PURCHASE THE SECURITIES AND MAKE EXTENSIONS OF CREDIT, AS APPLICABLE, UNDER THE SECURED INSTRUMENTS, AND AGREES TO ENTER INTO ANY AND ALL STIPULATIONS IN ANY LEGAL ACTIONS, OR AGREEMENTS OR OTHER INSTRUMENTS IN CONNECTION WITH THE FOREGOING AND TO COOPERATE FULLY WITH THE COLLATERAL AGENT IN CONNECTION WITH THE ASSUMPTION AND EXERCISE OF CONTROL BY THE RECEIVER OVER ALL OR ANY PORTION OF THE COLLATERAL.

         SECTION 10.09. HEADINGS. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.

         SECTION 10.10. SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party (including, in the case of any Secured Party, each transferee or assignee of Obligations held by it); and all covenants, promises and agreements by or on behalf of the Company, the other Grantors and the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

         SECTION 10.11. TERMINATION. This Agreement shall automatically terminate (PROVIDED that the provisions of Section 7.02 shall not be affected by any such termination) when (a) the Liens and security interests granted under the Security Documents have terminated and (b) all the Obligations have been indefeasibly paid in full in cash and no Secured Party has any further commitment to extend credit under any Secured Instrument; PROVIDED, HOWEVER, that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent, any Secured Party, the Company or any other Grantor upon the bankruptcy or reorganization of the Company, any other Grantor or otherwise.

         SECTION 10.12. COMPLETE AGREEMENT. This Agreement and the other Security Documents and Secured Instruments constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior representations, negotiations, writings, memoranda and agreements.

         SECTION 10.13. AGREEMENT TO BE BOUND. Pursuant to the other applicable Security Documents, each Subsidiary party thereto has agreed to be bound by the terms of this Agreement and, without limiting the generality of the foregoing, has expressly agreed that all obligations and liabilities of a Grantor hereunder apply to such party with the same force and effect as if such party were a signatory hereto.

         SECTION 10.14. SEVERAL AGREEMENT. This Agreement shall be construed as a separate agreement with respect to each Class of Secured Parties and may be amended, modified, supplemented, waived or released pursuant to Section 8.01 with respect to one Class of Secured Parties without the approval of the other Class of Secured Parties. Any amendment, modification, supplement, waiver or release pursuant to Section 8.01 with respect to one Class of Secured Parties shall not be construed to affect the rights or obligations of the other Class of Secured Parties.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                              JACUZZI BRANDS, INC.,

                                   by /s/ Alan Schutzman
                                     ------------------------------------------
                                     Name: Alan Schutzman
                                     Title: Vice President


                              Each Subsidiary listed on Schedule I hereto,

                                   by /s/ Alan Schutzman
                                     ------------------------------------------
                                     Name: Alan Schutzman
                                     Title: Assistant Secretary

                                   WILMINGTON TRUST COMPANY, not in its
                                   individual capacity but solely as Trustee and as Collateral Agent,

                                   by /s/ David A. Vanaskey, Jr.
                                     ------------------------------------------
                                     Name: David A. Vanaskey, Jr.
                                     Title: Vice President

                                   Schedule I

                               Subsidiary Parties

Asteria Company (f/k/a Elite Bath Company)
Bathcraft, Inc.
Baylis Brothers Inc.
Bruckner Manufacturing Corp. (f/k/a Farberware Inc.)
Carlsbad Corp. (f/k/a Odyssey Sports, Inc.)
Compax Corp.
Eljer Industries, Inc.
Eljer Plumbingware, Inc.
Environmental Energy Company
Gary Concrete Products, Inc.
Gatsby Spas, Inc.
HL Capital Corp.
Jacuzzi Inc.
Jacuzzi Whirlpool Bath, Inc.
Jusi Holdings, Inc.
KLI, Inc. (f/k/a Keller Ladders, Inc.)
Krikles Canada U.S.A., Inc. (f/k/a Selkirk Canada U.S.A., Inc.)
Krikles Europe U.S.A., Inc. (f/k/a Selkirk Europe U.S.A., Inc.)
Krikles, Inc. (f/k/a Selkirk, Inc.)
Lokelani Development Corporation
Luxor Industries Inc.
Maili Kai Land Development Corporation
Mobilite, Inc.
Nissen Universal Holdings Inc.
Outdoor Products LLC
PH Property Development Company
PLC Realty Inc. (f/k/a Prescolite Lite Controls, Inc.)
Redmont, Inc.
Rexair, Inc.
Rexair Holdings, Inc.
Sanitary - Dash Manufacturing Co., Inc.
SH 1 Inc.
Strategic Capital Management, Inc.
Strategic Membership Company
Streamwood Corporation (f/k/a Quantum Performance Films, Inc.)
Sundance Spas, Inc.
TA Liquidation Corp. (f/k/a Tommy Armour Golf Company)
Trimfoot Co.
TT Liquidation Corp.
UGE Liquidation Inc. (f/k/a W.K. 25, Inc.)
USI American Holdings, Inc.
USI Atlantic Corp.
USI Capital, Inc.
USI Funding, Inc.
USI Global Corp.
USI Properties, Inc.
USI Realty Corp.
Zurn (Cayman Islands), Inc.
Zurn Constructors, Inc. (f/k/a Advanco Constructors, Inc.)
Zurn EPC Services, Inc. (f/k/a National Energy Production Corporation)

Zurn Industries, Inc.,
Zurn Pex, Inc.
Zurnacq of California, Inc.
Zurco, Inc.

                                  Schedule IIA

                       Initial Class A Security Documents

Class A Collateral Agreement, dated as of July 15, 2003, among the Company, each Subsidiary of the Company listed on Schedule I thereto and the Collateral Agent.

                                  Schedule IIB

                       Initial Class B Security Documents

Class B Collateral Agreement, dated as of July 15, 2003, among the Company, each Subsidiary of the Company listed on Schedule I thereto and the Collateral Agent.

Class B Pledge Agreement, dated as of July 15, 2003, among the Company, each Subsidiary of the Company listed on Schedule I thereto and the Collateral Agent.

Confirmatory Copyright Security Agreement, dated as of July 15, 2003, among the Company, each Subsidiary of the Company listed on Schedule I thereto and the Collateral Agent.

Confirmatory Patent Security Agreement, dated as of July 15, 2003, among the Company, each Subsidiary of the Company listed on Schedule I thereto and the Collateral Agent.

Confirmatory Trademark Security Agreement, dated as of July 15, 2003, among the Company, each Subsidiary of the Company listed on Schedule I thereto and the Collateral Agent.

                                                                       EXHIBIT A

                                     FORM OF
                  PERMITTED ADDITIONAL OBLIGATIONS DESIGNATION


                                                                          [Date]
To:      [The Collateral Agent]

Re: Collateral Agency Agreement dated as of July 15, 2003 (as amended and in effect, the "COLLATERAL AGENCY AGREEMENT"), among JACUZZI BRANDS, INC., the Representatives and the Unrepresented Holders referred to therein and WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Trustee and as Collateral Agent.

                  Capitalized terms which are defined in the Collateral Agency Agreement are used herein as therein defined.

                  In accordance with Section 2.01 of the Collateral Agency Agreement, the following Indebtedness of the Company is hereby added as [Class A] [Class B] Permitted Additional Obligations thereunder:

                  [DESCRIBE INDEBTEDNESS]

Attached hereto is a true and complete copy of each agreement (together with all schedules, exhibits, annexes, appendices and other attachments thereto), constituting the applicable Secured Instruments relating to such [Class A] [Class B] Permitted Additional Obligations.

                  The undersigned is [the Secured Party] [the Representative of the Secured Parties] in respect of such [Class A] [Class B] Permitted Additional Obligations and hereby acknowledges receipt of a copy of the Collateral Agency Agreement. [The undersigned agrees that, upon execution and delivery hereof, it shall be a party to the Collateral Agency Agreement and shall have all the rights and obligations of a Secured Party under the Collateral Agency Agreement in accordance with the terms thereof.] [The undersigned represents that it has been appointed as the Representative under the Secured Instruments referred to above on behalf of the Holders thereunder, with the power to become a party to the Collateral Agency Agreement on behalf of such Holders, and by the undersigned's execution and delivery hereof, each such Holder shall become a party to the Collateral Agency Agreement and shall have all the rights and obligations of a Secured Party under the Collateral Agency Agreement in accordance with the terms thereof.

                  All communications and notices under the Collateral Agency Agreement to the [Secured Party] [Representative and the [Holders] under the Secured Instruments referred to above] shall be given to such Person at the address set forth on Schedule 1 hereto.



                                            [Secured Party] [Representative],

                                                 by
                                                     --------------------------
                                                     Name:
                                                     Title:


                                            JACUZZI BRANDS, INC.,

                                                 by
                                                     --------------------------
                                                     Name:
                                                     Title:

                                                                      SCHEDULE 1

                                 ADDRESS[ES] OF
                         [SECURED PARTY] [REPRESENTATIVE
                              AND SECURED PARTIES]